                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on Thursday, June 12, 2003 at 10:00 a.m. (EDT), for the following purposes.

         1. To elect seven Directors for the Fund to hold office until their successors are elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders of record at the close of business on May 1, 2003 are entitled to notice of and to vote at the Annual Meeting.





                                     By order of the Board of Directors.



                                     David F. Connor
                                     -------------------
                                     David F. Connor
                                     Secretary

May 8, 2003

                             YOUR VOTE IS IMPORTANT


          TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK
  PREFERENCES, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                              ONE COMMERCE SQUARE
                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                PROXY STATEMENT
            Annual Meeting of Stockholders to be held June 12, 2003

         The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 12, 2003 at 10:00 a.m.
(EDT) at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, or at any adjournment of that meeting.

         The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

         The purpose of the Annual Meeting is to consider the Proposal listed on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and mail promptly the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. It is important that you provide voting instructions promptly to help ensure a quorum for the Annual Meeting. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote "FOR" the election of the nominees to the Board. The proxies will also be authorized to vote in their discretion on any other matter which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

         Abstentions will be included for purposes of determining whether a quorum is present for the Fund at the Annual Meeting. They will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on the election of Directors which requires a plurality of votes cast. Because the Proposal presented is considered to be a "routine" voting item, the Fund does not expect to recognize broker non-votes. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners entitled to vote and the broker does not have discretionary voting authority.

         In the event that a quorum is not present, or if sufficient votes are not received for the adoption of a Proposal, management may propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

         Stockholders of record at the close of business on May 1, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had 5,826,725 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock will be entitled to one vote at the Annual Meeting.

         This Proxy Statement and accompanying Proxy Card are being mailed on or about May 8 2003. The cost of this proxy solicitation will be borne by the Fund. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or other electronic means, or by personal contacts by Directors and officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser") and its affiliates, and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services LLC. The Fund's Adviser is Delaware Management Company, a series of Delaware Management Business Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         At the Annual Meeting, stockholders of the Fund will vote to elect seven Directors to hold office until the 2004 annual meeting and their successors are elected and qualified.

         Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

         Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.



                     INFORMATION ON THE BOARD OF DIRECTORS

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During          Complex* Overseen      Held by
and Birthdate                 Registrant             Served                Past 5 Years           by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors

   David K. Downes(1)           President,       2 Years -       Executive Vice President, Chief       2           President and
   2005 Market Street         and Director                             Operating Officer and                   Director/Trustee of
   Philadelphia, PA                                                  Chief Financial Officer,                      33 investment
        19103                                                      Delaware Management Company;                    companies in
                                                                     Chairman, President and                       the Delaware
   January 8, 1940                                              Chief Executive Officer, Delaware               Investments family
                                                                      Service Company, Inc.;                         of funds
                                                                     Mr. Downes has served in
                                                                   various executive capacities                Director/President,
                                                                      at different times at                      Lincoln National
                                                                       Delaware Investments.                    Income Fund, Inc.



Richard M. Burridge, Sr.(2)    Director          18 Years                  Vice President,             2      Director, Lincoln
    1 North Wacker Drive                                                   UBS/PaineWebber                      National Income
         Suite 2500                                                         (since 2000);                         Fund, Inc.
     Chicago, IL 60606                                                        Chairman,
                                                                      The Burridge Group, Inc
     March 19, 1929                                                         (1996-2000).


H. Thomas McMeekin(3)          Director          13 Years                   Managing Director,         2       Director, Lincoln
 180 N. Stetson Street                                             Prudential Investment Management             National Income
      Suite 5600                                                   (since 2001); Managing Partner,                 Fund, Inc.
  Chicago, IL 60601                                                Griffin Investments (since 2000);
                                                                     Executive Vice President and
    June 17, 1953                                                     Chief Investment Officer -
                                                                            Fixed Income,

                                                                  Delaware Investments (1999-2000);
                                                                   President and Director, Lincoln
                                                                     Investment Management, Inc.,
                                                                     Executive Vice President and
                                                                      Chief Investment Officer,
                                                                     Lincoln National Corporation
                                                                            (until 2000).

---------

* The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
Inc.
(1) Mr. Downes is considered to be an "interested director" because he is an executive officer of the Fund's Adviser and accounting service provider. Mr. Downes acquired shares of common stock of Lincoln National Corporation (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2002, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.
(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.
(3) Mr. McMeekin is considered to be an "interested director" because prior to July 2000 he was an executive officer of Delaware Investments and Lincoln National Corporation (LNC), of which the Fund's Adviser is a wholly-owned subsidary. In addition, Mr. McMeekin currently owns shares of LNC and is affiliated with a registered broker-dealer.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During          Complex* Overseen      Held by
and Birthdate                 Registrant              Served                Past 5 Years           by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------

Independent Directors

   Thomas L. Bindley            Director           5 Years                  President, Bindley          2     Director, Midas, Inc.
  707 Skokie Boulevard                                                     Capital Corporation                 and Lincoln National
       Suite 600                                                              (since 1998);                      Income Fund, Inc.
  Northbrook, IL 60062                                                   Executive Vice President
                                                                       and Chief Financial Officer,
   November 8, 1943                                                        Whitman Corporation
                                                                               (until 1998).

      Adela Cepeda              Director           11 Years                     President,              2        Commissioner,
       Suite 2100                                                          A.C. Advisory, Inc.                   Chicago Public
  70 W. Madison Street                                                        (since 1995).                         Building
   Chicago, IL 60602                                                                                               Commission;
                                                                                                               Director, Harvard
   April 30, 1958                                                                                               Club of Chicago,
                                                                                                                 Fort Dearborn
                                                                                                               Income Securities,
                                                                                                             Inc., Lincoln National
                                                                                                               Income Fund, Inc.,
                                                                                                               Chicago Community
                                                                                                                     Trust,
                                                                                                                Amalgamated Bank
                                                                                                                 of Chicago and
                                                                                                               Amalga Trust Co.,
                                                                                                                      Inc.

    Roger J. Deshaies           Director           11 Years                Senior Vice President -      2     Director, Partners
    Executive Offices                                                         Finance, Brigham &               Health System and
       PBB-Admin. 4                                                            Women's Hospital                Lincoln National
      c/o Receiving                                                             (since 1998);                  Income Fund, Inc.
    29 Shattuck Street                                                     Senior Vice President -
     Boston, MA 02115                                                      Finance, Parkview Health
                                                                             System (until 1998).
      August 5, 1949

     Daniel R. Toll             Director           18 Years                    President, Heller        2      Director, Lincoln
   560 Green Bay Road                                                      International Corporation            National Income
       Suite 300                                                                 (until 1984).                     Fund, Inc.
   Winnetka, IL 60093

    December 3, 1927


----------
* The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
Inc.

         As of May 1, 2003, the Directors and officers of the Fund as a group beneficially owned 20,472 shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and in the Fund Complex.


                                                                                   Aggregate Dollar
                                                                                   Range of Equity
                             Common Stock                                         Securities in All
                           Beneficially Owned        Dollar Range of Equity       Funds Overseen by
 Name of Director           At May 1, 2003*         Securities in the Fund      Director in Fund Complex**
 -----------------       --------------------       -----------------------     --------------------------
Interested Directors

Richard M. Burridge, Sr.        5,923                 $50,001 - $100,000         over $100,000
David K. Downes                 1,000                 $10,001 - $50,000               $10,001 - $50,000
H. Thomas McMeekin              1,437                 $10,001 - $50,000               $50,001 - $100,000

Independent Directors

Thomas L. Bindley               5,000                 $50,001 - $100,000         over $100,000
Adela Cepeda                    3,795                 $50,001 - $100,000         over $100,000
Roger J. Deshaies               2,317                 $10,001 - $50,000               $50,001 - $100,000
Daniel R. Toll                  1,000                 $10,001 - $50,000               $50,001 - $100,000


--------
* Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Mr. Deshaies include 1,530 shares held in trust.
** The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
   Inc.

         The members of the Nominating, Audit and Joint Transaction Committees consist of all of the Directors except Messrs. Burridge, Downes and McMeekin who, as noted above, are "interested persons" of the Fund. The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee will consider suggestions for nominees for the Board of Directors of the Fund, if suggestions are accompanied by detailed biographical data and sent to the Secretary of the Fund by the date set forth under "Date for Stockholder Proposals" below, though the Nominating Committee is not currently soliciting such suggestions. The Audit Committee makes recommendations to the full Board of the Fund with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Board of Directors of the Fund met nine times during the year ended December 31, 2002. In addition, the Audit and Nominating Committees of the Fund met three times and twice, respectively.

         During the year ended December 31, 2002, all of the current Directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.

         The executive officers of the Fund, other than those shown above, are:
David F. Connor (39), Secretary since 2000; and Michael P. Bishof (40), Treasurer since 2000. In addition, Damon J. Andres (33) has been a Vice President of the Fund since April 2003. Mr. Andres has been Portfolio Manager and Vice President of the Fund's Adviser since 1994. Mr. Bishof is a Senior Vice President / Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. The executive officers of the Fund are elected annually by the Fund's Board of Directors.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                            EACH INCUMBENT DIRECTOR.

                     COMPENSATION OF DIRECTORS AND OFFICERS

         The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $7,000 per year. The Fund pays a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each Joint Transaction Committee meeting and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

         The following table shows compensation for the Directors of the Fund for the year ended December 31, 2002:

                                             YEAR ENDED DECEMBER 31, 2002
                                             -----------------------------
                                                 TOTAL           TOTAL
                                               AGGREGATE      COMPENSATION
                                             COMPENSATION      FROM FUND
NAME                                        FROM THE FUND(1)   COMPLEX(2)
----                                        ---------------- -------------
Thomas L. Bindley                                $12,000        $23,000
Richard M. Burridge, Sr.                         $11,000        $21,000
Adela Cepeda                                     $12,000        $23,000
Roger J. Deshaies                                $12,000        $23,000
H. Thomas McMeekin                               $11,000        $21,500
Daniel R. Toll                                   $12,000        $23,000

(1) Includes a director's fee of $7,000 per year, a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board Meeting and a $250 fee for attendance at each Joint Transaction Committee meeting.

(2) This information represents the aggregate directors' fees paid to the Directors by the Fund and Lincoln National Income Fund, Inc.

                             AUDIT COMMITTEE REPORT

         As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from PricewaterhouseCoopers LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2002. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1, and discussed with a representative of PricewaterhouseCoopers LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002.

         The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the current fiscal year and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for the last two fiscal years contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during the last two fiscal years and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         As noted above, the members of the Fund's Audit Committee are: Thomas
L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence set forth in the listing standards of the New York Stock Exchange. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment A to this proxy statement.

         Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

         Audit Fees. The aggregate fees paid to PricewaterhouseCoopers in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2002 were $37,450.

         Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP or Ernst & Young LLP to the Fund, its Adviser, and entities controlling, controlled by or under common control with the Adviser for the fiscal year ended December 31, 2002.

         All other fees. There were no fees billed for other services rendered by PricewaterhouseCoopers LLP to the Adviser and DSC during the fiscal year ended December 31, 2002. The aggregate fees billed for other services rendered by Ernst & Young LLP to the Adviser and DSC during the fiscal year ended December 31, 2002 were $418,075.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2002 the filing requirements applicable to the above-mentioned persons were met.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         As of the record date, May 1, 2003, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, was the owner of record of 5,318,695 shares (91.28%) of the outstanding Common Stock of the Fund. Such shares are believed to be held on behalf of the beneficial owners of the shares. Based on Schedule 13G filings made with the Securities and Exchange Commission, the Fund believes that as of the record date: Deep Discount Advisors, Inc., One West Pack Square, Suite 777, Asheville, NC 28801 beneficially owned 265,200 shares (4.55%) of the Fund's outstanding Common Stock, and Financial & Investment Management Group, Ltd., 417 St. Joseph St., Suttons Bay, MI 49682 beneficially owned or had power to vote 762,701 shares (13.09%) of the Fund's outstanding Common Stock. Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

         Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before January 8, 2004. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before March 24, 2004. All such proposals should be sent to the Secretary of the Fund, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

         The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment.




                                             David F. Connor
                                             ------------------
                                             David F. Connor
                                             Secretary

Dated May 8, 2003



             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                  ATTACHMENT A


               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                       LINCOLN NATIONAL INCOME FUND, INC.

                            AUDIT COMMITTEE CHARTER

Statement of Policy

         Each Audit Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to the fund accounting and reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. The Audit Committee's role is clearly one of overview and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Audit Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund's officers.

         The outside auditor for the Fund shall be ultimately accountable to the Board of Directors and this Committee. This Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or, alternatively, to nominate the outside auditor to be proposed for shareholder approval in any proxy statements).

Membership

         The Audit Committee shall consist of a Chairman and at least two other Board members, all of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund. The independence of the members of this Committee shall be interpreted in accordance with the Rules of the New York Stock Exchange regarding Audit Committee as promulgated from time to time. Each member of the Audit Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise in the reasonable business judgement of the Board of Directors.

Principal Functions

   The Audit Committee Shall:

1. Review and reassess the adequacy of this charter on an annual basis. The Committee Chairman shall insure that the Fund provides the New York Stock Exchange written confirmation regarding: (1) any determination that the Board of Directors has made regarding the independence of Directors; (2) the financial literacy of the Audit Committee members; (3) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of this Charter.

2. Review the audit reports of the Fund prepared by its designated certified public accounting firm outside auditor, recommend the selection of an outside auditor for the ensuing year, review the audit and non-audit fees paid to the Fund's certified public accountants, and review in draft form the Annual Report, SEC 10-K, and Annual Proxy Statements for recommendation to the full Board.

3. Ensure that the outside auditor submits on a periodic basis to this Committee a formal written statement delineating all relationships between the auditor and the Fund. This Committee shall also actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectively and independence of the outside auditor and shall make recommendations to the Board of Directors to take appropriate action in response to the outside auditors report to satisfy itself of the outside auditors' independence.

4. Review, in consultation with the independent accountants, the conduct and results of each external audit of the financial statements of the Fund, each certification, report or opinion rendered by the independent accountants in connection with each audit, each related management letter, and management's responses to any recommendations made by the independent accountants in connection with each audit.

5. Review, in consultation, as appropriate, with the independent accountants, the Fund's officers and the service contractors;

     a) Any disputes between the service contractors and the independent accountants that arise in connection with the audits and/or preparation of the financial statements;

     b) The independent accountant's review of each Fund's accounting and internal control procedures to check compliance with the rules and regulations of the SEC and other applicable requirements; and

     c) The review by the independent accountants (or other independent accountants) of the accounting and internal control procedures of the Fund's custodians and transfer agent to check compliance with the rules and regulations of the SEC and other applicable requirements.

     d) Consider, in consultation with the independent accountants and the Fund's officers, the scope and plan of forthcoming external audits and the review of the Fund's accounting and internal control procedures.

6. Consider, when presented by the Fund's officers, the service contractors or the independent accountants, material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the Fund's financial statements.

7. Have the power to inquire into any financial matters in addition to those set forth above.

8. Review, in consultation with the Fund's officers and/or service contractors, any proposal to employ the independent accountants to render consulting or other non-audit services.

9. Report to the entire Fund's Board periodically and as requested on the performance of its responsibilities and its findings.

10. Perform such other functions as may be assigned to it by law, the Fund's charter, declaration of trust or by-laws, or by the Board.

Resource and Staff Assistance

         The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall consult as they deem appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Audit Committee.

Meetings

         The Audit Committee shall meet at least twice each year, to determine the firm to be recommended to be employed as the Fund's independent accountants and the proposed terms of such engagements, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year. The Audit Committee shall meet with the Fund's independent accountants at least once annually outside the presence of the Fund's officers and management representatives.

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Lincoln National Convertible
Securities Fund, Inc.










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PROXY STATEMENT

Notice of Annual Meeting
of Shareholders
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June 12, 2003